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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2002

SLM FUNDING CORPORATION
formerly known as SALLIE MAE FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Originator of:
the Sallie Mae Student Loan Trust 1995-1,	the SLM Student Loan Trust 2000-1,
the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2000-2,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2000-3,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2000-4,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2001-1,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2001-2,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2001-3,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2001-4,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2002-1,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2002-5, and
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2002-6.
Delaware (State or other Jurisdiction of Incorporation)	33-95474/333-2502/333-24949/ 333-44465/333-30932/333-68660/ 333-97247 (Commission File Numbers)	23-2815650 (I.R.S. employer Identification No.)

304 South Minnesota Street
Suite 9
Carson City, Nevada 89706
(Address of principal executive offices)

Registrant's telephone number: (775) 884-4179

Exhibit Index appears on Page 5

Item 5. Other Events.

        Closing of SLM Student Loan Trust 2002-6.

        Effective as of November 1, 2002, SLM Funding Corporation ("SLM Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Trust Agreement dated as of November 1, 2002 pursuant to which the SLM Student Loan Trust 2002-6 was formed (the "Trust").

        On October 23, 2002, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated October 23, 2002, among SLM Funding, the Student Loan Marketing Association ("Sallie Mae"), J.P. Morgan Securities Inc. and Deutsche Bank Securities, Inc. on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters").

        In connection with the foregoing, the following agreements were execute and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of November 5, 2002, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of November 1, 2002, by and among the Trust, the Eligible Lender Trustee, and The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of November 5, 2002, by and among the Trust, Sallie Mae and the Eligible Lender Trustee; (e) the Purchase Agreement dated as of November 5, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration Agreement Supplement, dated as of November 5, 2002, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the "Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of November 5, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

        On November 5, 2002, the Trust issued $2,023,700,000 of its Floating Rate Student Loan-Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

  (c)
  Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 23, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.
1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated October 23, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.
4.1	Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and Eligible Lender Trustee.
4.2	Interim Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	Indenture, dated as of November 1, 2002, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
99.1	Purchase Agreement, dated as of November 5, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.
99.2	Sale Agreement, dated as of November 5, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.3	Administration Agreement Supplement, dated as of November 5, 2002, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.4	Servicing Agreement, dated as of November 5, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2002	SLM FUNDING CORPORATION
	By:	/s/ J. LANCE FRANKE Name: J. Lance Franke Title: Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 23, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.
1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated October 23, 2002, by and among SLM Funding, Sallie Mae and the Underwriters.
4.1	Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and Eligible Lender Trustee.
4.2	Interim Trust Agreement, dated as of November 1, 2002, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	Indenture, dated as of November 1, 2002, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
99.1	Purchase Agreement, dated as of November 5, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.
99.2	Sale Agreement, dated as of November 5, 2002, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.3	Administration Agreement Supplement, dated as of November 5, 2002, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.4	Servicing Agreement, dated as of November 5, 2002, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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SIGNATURES
INDEX TO EXHIBIT